EXECUTION COPY

                                    FORM OF
                          PLEDGE AND SECURITY AGREEMENT

            This PLEDGE AND SECURITY AGREEMENT, dated as of November 16, 2006 (this "AGREEMENT"), is entered into by and among MAVERICK OIL AND GAS, INC., a Nevada corporation (the "DEBTOR"), and _________________________ and ___________________ (together, the "SECURED PARTIES"), the Holders of (i) those certain Senior Secured Convertible Debentures due 2008 (or other date as set forth therein) in the original aggregate principal amount of $6,750,000, as the same may be amended from time to time, (the "NOVEMBER DEBENTURES"), issued by the Debtor to the Secured Parties in connection with that certain Securities Purchase Agreement entered into by and among the Debtor and the Secured Parties on the date hereof (the "NOVEMBER SPA") (ii) those certain senior secured convertible debentures issued and sold by the Debtor on January 5, 2006, as the same may be amended from time to time, (the "JANUARY DEBENTURES") to the Secured Parties in connection with a Securities Purchase Agreement entered into by and among the Debtor and the Secured Parties, as the same may be amended from time to time (the "JANUARY SPA") and (iii) those certain senior secured convertible debentures issued and sold by the Debtor on June 21, 2006, as the same may be amended from time to time, (the "JUNE DEBENTURES" and together with the November Debentures and the January Debentures, the "DEBENTURES") to the Secured Parties in connection with a Securities Purchase Agreement entered into by and among the Debtor and the Secured Parties, as the same may be amended from time to time (the "JUNE SPA" and together with the November SPA and the January SPA, the "SECURITIES PURCHASE AGREEMENTS").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Debentures, the Secured Parties have extended and have agreed to extend certain loans described above to the Debtor as evidenced by the Debentures;

         WHEREAS, reference is made to that certain Security Agreement, dated as of January 5, 2006 (the "JANUARY PLEDGE AND SECURITY AGREEMENT") and that certain Pledge and Security Agreement, dated as of June 21, 2006 (the "JUNE PLEDGE AND SECURITY AGREEMENT", and together with the January Pledge and Security Agreement and this Agreement, the "PLEDGE AND SECURITY AGREEMENTS") by and among the Debtor and the Secured Parties pursuant to which the Debtor granted to the he Secured Parties a lien on and security interest in all of the Collateral (as defined in each agreement); and

         WHEREAS, in conjunction herewith, the Debtor is reaffirming the January Pledge and Security Agreement and the June Pledge and Security Agreement for the purpose of, among other things, (i) reaffirming the grant of the lien and security interests made thereby and (ii) for the avoidance of doubt, expressly affirming herein that the Collateral provided for therein shall also secure the full, prompt and complete payment and performance when due of the November Debentures in addition to all other obligations secured thereby;

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC, and capitalized terms not otherwise defined herein shall have the meaning given them in the applicable Securities Purchase Agreements described above.

                  (a) "Collateral" means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

                  (i) all Accounts, Deposit Accounts, Instruments, Documents, Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper), Goods (including Inventory, Equipment, Fixtures and Motor Vehicles), Payment Intangibles, Software and other General Intangibles and all Letter-of-Credit Rights;

                  (ii) the shares of common stock and preferred stock of, or partnership, membership and other ownership interests in any subsidiary organized under the laws of the United States or any political subdivision thereof, now or hereafter owned by the Debtor, and all certificates evidencing the same (collectively, the "PLEDGED EQUITY"), together with, in each case:

                  (1) all shares, securities, monies or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity, and

                  (2) without affecting the obligations of the Debtor under any provision prohibiting such action hereunder or under any other Transaction Document, in the event of any consolidation or merger or similar transaction in which a subsidiary of the Debtor is not the surviving corporation, all ownership interests of any class or character of the successor corporation (unless such successor corporation is the Debtor itself), formed by or resulting from such consolidation or merger (the Pledged Equity, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (2) and clause (1) above being herein collectively called the "EQUITY COLLATERAL");

                  (iii) all Investment Property, Financial Assets and Securities Accounts not covered by the foregoing clauses (i), (i) and (iii);

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                  (iv) all Intellectual Property;

                  (v) all commercial tort claims described on Schedule C hereto;

                  (vi) all other tangible and intangible property of the Debtor, including all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor;

                  (vii) all Proceeds and products in whatever form of all or any part of the other Collateral, including all rents, profits, income and benefits and all proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the other Collateral.

                  (b) "Obligations" means all obligations of the Debtor owed to the Secured Parties whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

                  (c) "UCC" means the Uniform Commercial Code and or any other applicable law of any jurisdiction (including, without limitation, the state of Nevada and New York) as to any Collateral located therein.

         2. GRANT OF SECURITY INTEREST.

                  (a) As an inducement for the Secured Parties to extend the loans as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a continuing security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral

                  (b) The Debtor hereby reaffirms that the January Pledge and Security Agreement and all Collateral (as defined in the January Pledge and Security Agreement) encumbered thereby, continues and will continue to secure to the fullest extent possible the payment and performance of all Obligations.

                  (c) The Debtor hereby reaffirms that the June Pledge and Security Agreement and all Collateral (as defined in the June Pledge and Security Agreement) encumbered thereby, continues and will continue to secure to the fullest extent possible the payment and performance of all Obligations.

         (collectively, the "SECURITY INTEREST").

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            3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE
DEBTOR. The Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

                  (a) The Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor.

                  (b) The Debtor represents and warrants that it has no place of business or offices where its books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto.

                  (c) The Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those filed in favor of the Secured Parties) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of the Pledge and Security Agreements).

                  (d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of each of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral.


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                  (f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral.

                  (g) The Debtor hereby authorizes each of the Secured Parties to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by them.

                  (h) The execution, delivery and performance of this Agreement by the Debtor does not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor's debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. No consent (including, without limitation, from stockholders or creditors of the Debtor) is required for the Debtor to enter into and perform its obligations hereunder.

                  (i) The Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. The Debtor hereby agrees to defend the same against any and all persons.
          The Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. The Debtor irrevocably authorizes the Secured Parties at any time and from time to time to file in any filing office in any jurisdiction any initial financing statement or amendment thereto that indicates the collateral as "all assets" or "all personal property" of the Debtor or words of similar effect and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                  (j) The Debtor will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Debtor in its ordinary course of business and sales of inventory), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.


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                  (k) The Debtor shall keep and preserve its Equipment,
         Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

                  (l) The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                  (m) The Debtor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as any Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to the Debtor's intellectual property ("INTELLECTUAL PROPERTY SECURITY AGREEMENT") in which each of the Secured Parties has been granted a security interest hereunder, substantially in a form acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

                  (n) The Debtor shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

                  (o) The Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                  (p) The Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                  (q) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

                  (r) The Debtor shall, and cause it subsidiaries to, at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to their businesses.


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                  (s) The Debtor will not change its name, corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Parties of such change and, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected first priority Security Interest granted and evidenced by the Security and Pledge Agreements.

                  (t) The Debtor may not consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Parties which shall not be unreasonably withheld.

                  (u) The Debtor may not relocate its chief executive office to a new location without providing thirty (30) days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected first priority Security Interest granted and evidenced by the Security and Pledge Agreements.

                  (v) The Debtor, to the extent any of its subsidiaries has opted into Article 8 of the UCC, shall not allow such entity to amend its organizational documents so as to opt out of Article 8 of the UCC.

                  (w) The Debtor, to the extent any of its subsidiaries has not opted into Article 8 of the UCC, shall not allow such entity to amend its organizational documents so as to opt into Article 8 of the UCC.

         4. Defaults. The following events shall be "EVENTS OF DEFAULT":

                  (a) The occurrence of an Event of Default (as defined in any of the Debentures) under any Debenture;

                  (b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

                  (c) The failure by the Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to the Debtor of notice of such failure by or on behalf of a Secured Party; or

                  (d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability hereof shall be contested by Debtor, or a proceeding shall be commenced by the Debtor, or by any governmental authority having jurisdiction over the Debtor, seeking to establish the invalidity or unenforceability thereof, or the Debtor shall deny that the Debtor has any liability or obligation purported to be created under this Agreement.


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            5. Duty To Hold In Trust. Upon the occurrence of any Event of
Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties (pro rata in accordance with the principal amount of Debentures held by each) for application to the satisfaction of the Obligations.

            6. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, each Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and each Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, each Secured Party shall have the following rights and powers:

                  (a) The Majority Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Majority Secured Party at places which the Majority Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Majority Secured Party, without rent, all of the Debtor's respective premises and facilities for the purpose of the Majority Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

                  (b) The Majority Secured Party shall have the right to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Majority Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Majority Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released. For purposes of this Agreement, "MAJORITY SECURITY PARTY" shall mean the Secured Party or Security Parties that hold in the aggregate a Debenture or Debentures representing a majority in aggregate principal amount of all Debentures.

            7. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Majority Secured Party in enforcing

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its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations to each Secured Party, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum or the lesser amount permitted by applicable law (the "DEFAULT RATE"), and the reasonable fees of any attorneys employed by the Majority Secured Party to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

            8. Costs and Expenses. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by any Secured Party. The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Majority Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtor will also, upon demand, pay to the Majority Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Majority Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

            9. Responsibility for Collateral. The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

            10. Security Interest Absolute. All rights of each Secured Party and all Obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Majority Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the


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rights of each Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by any Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than any Secured Party, then, in any such event, the Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Debtor waives all right to require a Secured Party to proceed against any other person or to apply any Collateral which such Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

            11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been made in full or have been satisfied and all other Obligations have been paid or discharged. Upon such termination, each Secured Party, at the request and at the expense of the Debtor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

            12. Power of Attorney; Further Assurances.

                  (a) The Debtor authorizes the Majority Secured Party, and does hereby make, constitute and appoint the Majority Secured Party and its respective officers, agents, successors or assigns with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in the name of the Majority Secured Party or the Debtor, after the occurrence and during the continuance of an Event of Default, (i) to endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Majority Secured Party, and at the expense of the Debtor, at any time, or from time to time, all acts and things which the Majority Secured Party deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                  (b) On a continuing basis, the Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Majority Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Majority Secured Party the grant or perfection of a perfected first priority security interest in all the Collateral under the UCC.

                  (c) The Debtor hereby irrevocably appoints the Majority Secured Party as the Debtor's attorney-in-fact, with full authority in the place and instead of the Debtor and in the name of the Debtor, from time to time in the Majority Secured Party's discretion, to take any action and to execute any instrument which the Majority Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law.

            13. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the applicable Securities Purchase Agreement.

            14. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Majority Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any Secured Party's rights and remedies hereunder.

            15. Best Efforts for Licensed Collateral. Notwithstanding any other provision contained herein or any of the other Transaction Documents, upon the occurrence of an Event of Default, the Debtor hereby agrees that with respect to any part of the Collateral which may require the consent of any third party or third parties in order for the Debtor to transfer and/or convey its interest in and to such Collateral to the Majority Secured Party, as may be required in accordance herewith, the Debtor agrees to and shall use its best efforts to obtain such consents or approvals in as expedient manner as possible.

            16. Miscellaneous.

                  (a) No course of dealing between the Debtor and any Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of each Secured Party with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                  (d) In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                  (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                  (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                  (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debentures (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New

         York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

                  (i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed on the day and year first above written.



DEBTOR

MAVERICK OIL AND GAS, INC.               Address for Notice and Delivery:
                                         16415 Addison Road, Suite 850, Addison,
                                         Texas 75001-5332
                                         Attn: Chief Executive Officer

By:_________________________________
     Name:
     Title:

SECURED PARTY





By:_________________________________
     Name:
     Title:

SECURED PARTY





By:_________________________________
     Name:
     Title:

                                   SCHEDULE A

Principal Place of Business of Debtor:

16415 Addison Road, Suite 850, Addison, Texas 75001-5332

Locations Where Collateral is Located or Stored:

1314 Las Olas Blvd., Suite 103, Fort Lauderdale, FL 33301

16415 Addison Road, Suite 850, Addison, Texas 75001-5332

                                   SCHEDULE B

State of Nevada

                                   SCHEDULE C
                             COMMERCIAL TORT CLAIMS


NONE

                                   SCHEDULE D

                                 PLEDGED EQUITY

                                        Certificate       Ownership
             Issuer                      Numbers           Interest                            Type of Investment Property
---------------------------------       -----------     -------------------------      -------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Maverick Operating Company,                 1           100% - Sole                    Acts as operator for RBE (Pauline Cook),
LLC,  a Texas LLC                                       Shareholder                    Whitewater and Fayetteville.
                                                       (100 Shares)

----------------------------------------------------------------------------------------------------------------------------------
Maverick Turner Escalera, LLC, a           (*)          100% of Class A Units (1)      9.625% interest in option leasehold acreage
Delaware LLC                                                                           in Tom Green County, Texas.  17.5% interest
                                                                                       in leasehold acreage in Pesos County, Texas.
                                                                                       Ceased any further development.

----------------------------------------------------------------------------------------------------------------------------------
Maverick Whitewater, LLC, a                A-1          100% of Class A Units          30% working interest in gross leasehold
Delaware LLC                                            (1)   (99  Shares)             acreage in Colorado.  MVOG operator.

----------------------------------------------------------------------------------------------------------------------------------
Maverick Zapata County, LLC, a              1           100%                           Interest in La Duquesa and Resendez wells in
Delaware LLC (formerly Maverick                         (100 Shares)                   Zapata County, Texas
La Duquesa, LLC)

----------------------------------------------------------------------------------------------------------------------------------
RBE, LLC, a Delaware LLC                   A-1          100% of Class A (reflects      50% working interest in leasehold acreage in
                                                        50% ownership)                 Wise County, Texas, operated by Devon
                                                        (2) (50 Shares)                Energy.  100% working interest in  leasehold
                                                                                       acreage in Wise County, Texas.  MVOG
                                                                                       operator.
----------------------------------------------------------------------------------------------------------------------------------

Maverick Basin Exploration, LLC,           (*)          74.25% of Class A              Right to drill wells in Maverick Basin,
a Delaware LLC                                                                         Texas.  Assigned to Blue Star for shut-in
[Presently Inactive]                                                                   responsibility.  Abandoned.

----------------------------------------------------------------------------------------------------------------------------------
Maverick Woodruff County, LLC, a            1           100%(3)                        Fayetteville Shale leases
Delaware LLC                                            (100 Shares)

----------------------------------------------------------------------------------------------------------------------------------
Ferrell RBE Holdings, LLC, a                1           33%                            80% of Class B (reflects 40% ownership), of
Delaware LLC                                            (33.34 Shares)                 RBE, LLC


(1) Maverick owns 100% of the Class A Units. South Oil owns the Class B Units. Class A Units are entitled to return of capital, then distributions are split 85% to Class A Unit holders, and 15% to Class B Unit holders.

(2) Maverick owns 100% of the Class A Units. Ferrell RBE Holdings, LLC owns 80% of the Class B Units and Bamco Gas, LLC owns 20% the Class B Units. Class A Units are entitled to first distributions up to $1 million. Therefore, distributions are split 50% -50% among Class A and Class B members.

(3) Subject to participation rights granted to project partners; 45% to MVOG; 45% to TSNU; 10% to Bamco.

(*)   Uncertificated